Employee Benefit Plan	6 Months Ended
Jun. 30, 2020
Retirement Benefits [Abstract]
Employee Benefit Plan
20.	Employee Benefit Plan

The Company maintains a defined contribution plan under Section 401(k) of the Internal Revenue Code covering full-time employees who meet minimum age and service requirements. The provisions of the plan include a discretionary corporate contribution. The Company’s expense for discretionary matching contributions, which is included in “General and administrative expenses” in the unaudited Condensed Consolidated Statements of Operations, was $0.3 million and $0.5 million for the three and six months ended June 30, 2019, respectively, and $0.2 million and $0.5 million for the three and six months ended June 30, 2020, respectively.